UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21759

Name of Fund:   BlackRock Long-Horizon Equity Fund

Fund Address:   100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Long-Horizon Equity Fund, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 10/31/2015

Date of reporting period: 04/30/2015

Item 1 – Report to Stockholders

APRIL 30, 2015

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Long-Horizon Equity Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	BLACKROCK LONG-HORIZON EQUITY FUND	APRIL 30, 2015

The Markets in Review

Dear Shareholder,

Financial market performance was generally positive for the 6- and 12-month periods ended April 30, 2015, although volatility increased from the remarkably low levels seen in recent years. In 2014, as the U.S. Federal Reserve (the “Fed”) gradually reduced its bond buying program (which ultimately ended in October), U.S. interest rates surprisingly trended lower and stock prices forged ahead despite high valuations on the back of a multi-year bull market.

Around mid-year, however, geopolitical tensions intensified in Ukraine and the Middle East and oil prices became highly volatile, stoking worries about economic growth outside the United States. As the U.S. economy continued to post stronger data, investors grew concerned that the Fed would raise short-term rates sooner than previously anticipated. The U.S. dollar appreciated and global credit markets tightened, ultimately putting a strain on investor flows, and financial markets broadly weakened in the third quarter.

U.S. economic growth picked up considerably in the fourth quarter while the broader global economy showed signs of slowing. U.S. markets significantly outperformed international markets during this period even as the European Central Bank (“ECB”) and the Bank of Japan eased monetary policy, which drove further strengthening in the U.S. dollar. Oil prices plummeted due to a global supply-and-demand imbalance, sparking a selloff in energy-related assets and stress in emerging markets. Fixed income investors piled into U.S. Treasuries as their persistently low yields became attractive as compared to international sovereign debt.

Equity markets reversed in 2015, with U.S. stocks underperforming international markets. Investors had held high expectations for the U.S. economy, but after a harsh winter, first-quarter data disappointed and high valuations took their toll on U.S. stocks. The continued appreciation of the dollar was an additional headwind for exporters. Although U.S. economic momentum had broadly weakened, the labor market — a key determinant for the Fed’s decision on the future of interest rate policy — showed improvement, keeping investors on edge about when to expect the first rate hike.

In contrast, economic reports in Europe and Asia easily beat investors’ very low expectations, and accommodative policies from central banks in those regions helped international equities rebound. The ECB’s asset purchase program was the largest in scale and effect on the markets. Global sentiment improved with a ceasefire in Ukraine and an improving outlook for Greece’s continued membership in the eurozone. Emerging market stocks rebounded in April as oil prices appeared to stabilize.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of April 30, 2015
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	4.40%	12.98%
U.S. small cap equities (Russell 2000® Index)	4.65	9.71
International equities (MSCI Europe, Australasia, Far East Index)	6.81	1.66
Emerging market equities (MSCI Emerging Markets Index)	3.92	7.80
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.01	0.02
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	3.59	8.03
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	2.06	4.46
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.27	4.86
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	1.52	2.59
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of April 30, 2015

Investment Objective

BlackRock Long-Horizon Equity Fund’s (the “Fund”) investment objective is to provide high total investment return.

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended April 30, 2015, the Fund underperformed its benchmark, the Morgan Stanley Capital International (“MSCI”) All Country World Index.

What factors influenced performance?

•

Unfavorable stock selection in the consumer discretionary sector was the main driver of underperformance, while stock selection in financials and information technology also detracted. The Fund’s position in Sands China Ltd., a Macau gaming company, represented the largest individual detractor during the period. Sands China Ltd. struggled as Macau gaming revenues have continued to weaken in the face of an anti-corruption clampdown by the Chinese government.

•

Stock selection within health care was the largest positive contributor to performance, while selection in consumer staples also contributed. AutoZone, Inc., a U.S. distributor of automotive spare parts, was one of the largest individual contributors, as earnings were supported by lower oil prices and harsh winter weather.

Describe recent portfolio activity.

•

During the period, Total SA, the major French oil company, was sold out of the portfolio. The recent significant drop in oil prices reduced the investment advisor’s confidence in the company’s ability to fully cover its dividend, given its limited flexibility to reduce capital expenditures in the short term. The Fund also sold the Swiss watch firm Cie Financiere Richemont SA after strong performance made the stock appear expensive, especially given the number of near-term risks the company faces. In addition, the Fund initiated a position in Actavis PLC, a pharmaceutical company with strong specialty and generic product lines, as management is expected to deliver strong earnings growth through a combination of the firm’s new product pipeline and merger and acquisition activity.

Describe portfolio positioning at period end.

•

As of period end, the Fund’s largest sector exposures were in financials, health care and consumer discretionary, while there was no exposure to materials, utilities or telecommunication services. On a regional basis, almost half of the portfolio was listed in North America, with Europe the second largest regional exposure. The Fund did not hold any stocks listed in developed Asia ex-Japan but did have a meaningful exposure to emerging markets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments

Citigroup, Inc.	5%
Samsung Electronics Co. Ltd., Preference Shares	5
Google, Inc., Class C	5
Actavis PLC	5
JPMorgan Chase & Co.	5
AstraZeneca PLC	5
Imperial Tobacco Group PLC	4
Porsche Automobil Holding SE, Preference Shares	4
ING Groep NV CVA	4
AXA SA	4

Geographic Allocation[1]	Percent of Long-Term Investments

United States	47%
Netherlands	12
United Kingdom	11
South Korea	5
Denmark	5
Germany	4
France	4
India	4
Argentina	3
China	3
Japan	2

[1]	Includes a less than 1% holding in Greece.

4	BLACKROCK LONG-HORIZON EQUITY FUND	APRIL 30, 2015

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

[2]

The Fund will, under normal circumstances, invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. The Fund’s total returns prior to October 15, 2012 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name BlackRock Global Dynamic Equity Fund.

[3]

This unmanaged index is a free float-adjusted, market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI All Country World Index consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes.

[4]	Commencement of operations.

Performance Summary for the Period Ended April 30, 2015

		Average Annual Total Returns[5]
		1 Year		5 Years		Since Inception[6]
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	4.16	6.39%	N/A	9.42%	N/A	7.91%	N/A
Investor A	3.98	6.07	0.50%	9.08	7.91%	7.61	7.00%
Investor B	3.49	5.14	1.08	8.18	7.88	6.89	6.89
Investor C	3.63	5.30	4.41	8.26	8.26	6.80	6.80
Class R	3.75	5.62	N/A	8.62	N/A	7.21	N/A
MSCI ACWI	4.97%	7.46	N/A	9.58	N/A	6.38	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on November 4, 2005.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

BLACKROCK LONG-HORIZON EQUITY FUND	APRIL 30, 2015	5

About Fund Performance

Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor B Shares are subject to a maximum CDSC of 4.50%, declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. These shares are only available through exchanges and distribution reinvestments by current holders and for purchase by certain employer-sponsored retirement plans.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans. Prior to March 1, 2007, Class R Shares performance results are those of the Institutional Shares (which have no distribution or service fees) restated to reflect Class R Shares fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, waived a portion of the Fund’s expenses. Without such waiver, the Fund’s performance would have been lower. The Manager is under no obligation to waive or reimburse or to continue waiving or reimbursing its fees after the applicable termination date. See Note 4 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

6	BLACKROCK LONG-HORIZON EQUITY FUND	APRIL 30, 2015

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other Fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on November 1, 2014 and held through April 30, 2015) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual			Hypothetical[2]
	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses Paid During the Period[1]	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses Paid During the Period[1]	Annualized Expense Ratio
Institutional	$1,000.00	$1,041.60	$4.91	$1,000.00	$1,019.98	$4.86	0.97%
Investor A	$1,000.00	$1,039.80	$6.27	$1,000.00	$1,018.65	$6.21	1.24%
Investor B	$1,000.00	$1,034.90	$11.10	$1,000.00	$1,013.88	$10.99	2.20%
Investor C	$1,000.00	$1,036.30	$10.15	$1,000.00	$1,014.83	$10.04	2.01%
Class R	$1,000.00	$1,037.50	$8.59	$1,000.00	$1,016.36	$8.50	1.70%

[1]

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK LONG-HORIZON EQUITY FUND	APRIL 30, 2015	7

Schedule of Investments April 30, 2015 (Unaudited)	(Percentages shown are based on Net Assets)

Common Stocks	Shares			Value
Argentina — 2.8%
MercadoLibre, Inc.		98,052		$13,955,741
China — 3.0%
Baidu, Inc.- ADR (a)		76,652		15,351,863
Denmark — 4.8%
Genmab A/S (a)		127,210		9,795,319
Novo Nordisk A/S, Class B		259,945		14,593,487

				24,388,806
France — 3.8%
AXA SA		768,173		19,423,897
Germany — 4.1%
Porsche Automobil Holding SE, Preference Shares		215,588		20,455,695
Greece — 0.9%
OPAP SA		494,693		4,425,758
India — 3.7%
HDFC Bank Ltd.		1,044,537		18,676,907
Japan — 1.4%
Kyowa Hakko Kirin Co. Ltd.		488,000		7,143,708
Netherlands — 11.7%
ASML Holding NV		74,261		7,991,445
Delta Lloyd NV		723,394		13,698,813
ING Groep NV CVA (a)		1,297,838		19,910,833
Royal Dutch Shell PLC, Class A		547,504		17,262,930

				58,864,021
South Korea — 5.1%
Samsung Electronics Co. Ltd., Preference Shares		25,470		25,844,189
United Kingdom — 11.1%
AstraZeneca PLC		338,438		23,225,846
Delta Topco Ltd., (Acquired 5/02/12, cost $962,533) (b)		1,559,597		896,300
Imperial Tobacco Group PLC		445,107		21,734,796
Lloyds Banking Group PLC		8,517,181		10,086,699

				55,943,641
United States — 44.7%
AbbVie, Inc.		219,219		14,174,701
Actavis PLC (a)		89,771		25,392,625
AutoZone, Inc. (a)		26,180		17,610,239
Cerner Corp. (a)		176,599		12,681,574
Citigroup, Inc.		485,725		25,898,857
Comcast Corp., Class A		306,274		17,690,386
Discovery Communications, Inc., Class A (a)(c)		332,714		10,766,625
Discovery Communications, Inc., Class C (a)(c)		159,300		4,815,639
Google, Inc., Class C (a)		48,050		25,818,937
H&R Block, Inc.		455,362		13,770,147
JPMorgan Chase & Co.		398,916		25,235,426
Newell Rubbermaid, Inc.		502,931		19,176,759
Precision Castparts Corp.		60,567		12,518,593

				225,550,508
Total Common Stocks — 97.1%				490,024,734
Corporate Bonds	Par (000)				Value
China — 0.0%
China Milk Products Group Ltd., 0.00%, 1/15/12 (a)(d)(e)	USD		1,000		$10,000
United Kingdom — 0.3%
Delta Topco Ltd., (Acquired 5/02/12, cost $1,330,603), 10.00%, 11/24/60 (b)			1,439		1,440,659
Total Corporate Bonds — 0.3%					1,450,659

Preferred Stocks	Shares
United States — 1.4%
Proteus Digital Health (Acquired 7/22/14, cost $7,000,007, 0.00% (b)			532,725		7,000,007
Total Long-Term Investments (Cost — $430,529,011) — 98.8%					498,475,400

Short-Term Securities

Time Deposits	Par (000)
Europe — 0.0%
Brown Brothers Harriman, (0.19)%, 5/04/15	EUR		223		249,960

Money Market Funds	Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.08% (f)(h)	USD		6,018,932		6,018,932

			Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.22% (f)(g)(h)	$		5,879		$5,879,300
Total Money Market Funds — 2.4%					11,898,232
Total Short-Term Securities (Cost — $12,148,192) — 2.4%					12,148,192
Total Investments (Cost — $442,677,203) — 101.2%					510,623,592
Liabilities in Excess of Other Assets — (1.2)%					(5,996,555)

Net Assets — 100.0%					$504,627,037

Portfolio Abbreviations

ADR	American Depositary Receipts
EUR	Euro
USD	U.S. Dollar

See Notes to Financial Statements.

8	BLACKROCK LONG-HORIZON EQUITY FUND	APRIL 30, 2015

Schedule of Investments (continued)

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Restricted security as to resale. As of report date, the Fund held restricted securities with a current value of $9,336,966 and an original cost of $9,293,143 which was 1.8% of its net assets.

(c)	Security, or a portion of security, is on loan.

(d)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(e)	Zero-coupon bond.

(f)	During the six months ended April 30, 2015, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at October 31, 2014	Net Activity	Shares Held at April 30, 2015	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	18,826,796	(12,807,864)	6,018,932	$3,429
BlackRock Liquidity Series, LLC, Money Market Series	14,123,480	(8,244,180)	5,879,300	$1,570

(g)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

(h)	Represents the current yield as of report date.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments, refer to Note 2 of the Notes to Financial Statements.

As of April 30, 2015, the following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Long-Term Investments:
Common Stocks:
Argentina	$13,955,741	—	—	$13,955,741
China	15,351,863	—	—	15,351,863
Denmark	—	$24,388,806	—	24,388,806
France	—	19,423,897	—	19,423,897
Germany	—	20,455,695	—	20,455,695
Greece	—	4,425,758	—	4,425,758
India	—	18,676,907	—	18,676,907
Japan	—	7,143,708	—	7,143,708
Netherlands	13,698,813	45,165,208	—	58,864,021
South Korea	—	25,844,189	—	25,844,189
United Kingdom	—	55,047,341	$896,300	55,943,641
United States	225,550,508	—	—	225,550,508
Corporate Bonds	—	—	1,450,659	1,450,659
Preferred Stocks	—	—	7,000,007	7,000,007
Short-Term Securities:
Time Deposits	—	249,960	—	249,960
Money Market Funds	6,018,932	5,879,300	—	11,898,232

Total	$274,575,857	$226,700,769	$9,346,966	$510,623,592

See Notes to Financial Statements.

BLACKROCK LONG-HORIZON EQUITY FUND	APRIL 30, 2015	9

Schedule of Investments (continued)

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of April 30, 2015, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$417	—	—	$417
Liabilities:
Collateral on securities loaned at value	—	$(5,879,300)	—	(5,879,300)

Total	$417	$(5,879,300)	—	$(5,878,883)

Transfers between Level 1 and Level 2 were as follows:

	Transfers into Level 1[1]	Transfers out of Level 1	Transfers into Level 2	Transfers out of Level 2[1]
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Netherlands	$20,974,252	—	—	$(20,974,252)
[1] Systematic Fair Value Prices were not utilized at period end for these investments.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stock	Corporate Bonds	Preferred Stock	Total
Assets:
Opening Balance, as of October 31, 2014	$913,924	$1,323,006	$7,000,007	$9,236,937
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	—	—	—
Accrued discounts/premiums	—	—	—	—
Net realized gain (loss)	—	(1,181,753)	—	(1,181,753)
Net change in unrealized appreciation (depreciation)[1,2]	(17,624)	1,178,616	—	1,160,992
Purchases	—	130,790	—	130,790
Sales	—	—	—	—
Closing Balance, as of April 30, 2015	$896,300	$1,450,659	$7,000,007	$9,346,966

Net change in unrealized appreciation (depreciation) on investments held as of April 30, 2015[1]	$(17,624)	$1,178,616	$—	$1,160,992

[1] Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations.

[2]    As of April 30, 2015, any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments held is generally due to investments no longer held or categorized as Level 3 at period end.

See Notes to Financial Statements.

10	BLACKROCK LONG-HORIZON EQUITY FUND	APRIL 30, 2015

Schedule of Investments (concluded)

The following table summarizes the valuation techniques used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of April 30, 2015. The table does not include Level 3 investments with values based upon unadjusted third party pricing information in the amount of $10,000. A significant change in such third party pricing information could result in a significantly lower or higher value of such Level 3 investments.

	Value	Valuation Techniques	Unobservable Inputs	Unobservable Inputs Utilized
Assets:
Common Stocks	$896,300	Market Comparable Companies	Run Rate EBITDA Multiple[1]	21.25x
Corporate Bonds	1,440,659	Market Comparable Companies	Run Rate EBITDA Multiple[1]	21.25x
Preferred Stocks	7,000,007	Cost[2]	N/A	—

Total	$9,336,966

[1] Increase in unobservable input may result in a significant increase to value, while a decrease in the unobservable input may result in a significant decrease to value.

[2]    The Fund fair values certain of its Level 3 investments using acquisition cost, although the transaction may not have occurred during the current reporting period. These investments are generally privately held investments. There may not be a secondary market, and/or there are a limited number of investors. The determination to fair value such investments at cost is based upon factors consistent with the principles of fair value measurement that are reasonably available to the Global Valuation Committee, or its delegate. Valuations are reviewed utilizing available market information to determine if the carrying value should be adjusted. Such market data may include, but is not limited to, observations of the trading multiples of public companies considered comparable to the private companies being valued, financial or operational information released by the company, and/or news or corporate events that affect the investment. Valuations may be adjusted to account for company-specific issues, the lack of liquidity inherent in a nonpublic investment and the fact that comparable public companies are not identical to the investments being fair valued by the Fund.

See Notes to Financial Statements.

BLACKROCK LONG-HORIZON EQUITY FUND	APRIL 30, 2015	11

Statement of Assets and Liabilities

April 30, 2015 (Unaudited)

Assets
Investments at value — unaffiliated (including securities loaned of $5,781,086) (cost — $430,778,971)	$498,725,360
Investments at value — affiliated (cost — $11,898,232)	11,898,232
Investments sold receivable	2,083,049
Dividends receivable	1,337,029
Capital shares sold receivable	236,664
Interest receivable	47,299
Securities lending income receivable — affiliated	483
Foreign currency at value (cost — $399)	417
Other assets	5,396
Prepaid expenses	41,198

Total assets	514,375,127

Liabilities
Collateral on securities loaned at value	5,879,300
Investments purchased payable	2,532,359
Capital shares redeemed payable	563,203
Investment advisory fees payable	335,166
Service and distribution fees payable	160,897
Other affiliates payable	3,017
Officer’s and Trustees’ fees payable	2,765
Other accrued expenses payable	271,383

Total liabilities	9,748,090

Net Assets	$504,627,037

Net Assets Consist of
Paid-in capital	$411,710,936
Undistributed net investment income	984,249
Accumulated net realized gain	24,007,807
Net unrealized appreciation/depreciation	67,924,045

Net Assets	$504,627,037

Net Asset Value
Institutional — Based on net assets of $77,100,329 and 5,768,474 shares outstanding, unlimited shares authorized, $ 0.10 par value	$13.37

Investor A — Based on net assets of $309,468,427 and 23,191,102 shares outstanding, unlimited shares authorized, $0.10 par value	$13.34

Investor B — Based on net assets of $1,439,720 and 105,492 shares outstanding, unlimited shares authorized, $0.10 par value	$13.65

Investor C — Based on net assets of $113,036,915 and 8,493,430 shares outstanding, unlimited shares authorized, $0.10 par value	$13.31

Class R — Based on net assets of $3,581,646 and 267,898 shares outstanding, unlimited shares authorized, $0.10 par value	$13.37

See Notes to Financial Statements.

12	BLACKROCK LONG-HORIZON EQUITY FUND	APRIL 30, 2015

Statement of Operations

Six Months Ended April 30, 2015 (Unaudited)

Investment Income
Dividends — unaffiliated	$4,708,934
Interest	74,519
Securities lending — affiliated — net	1,570
Dividends — affiliated	3,429
Foreign taxes withheld	(285,783)

Total income	4,502,669

Expenses
Investment advisory	2,044,340
Service — Investor A	391,091
Service and distribution — Investor B	9,191
Service and distribution — Investor C	574,783
Service and distribution — Class R	8,700
Transfer agent — Institutional	28,374
Transfer agent — Investor A	146,863
Transfer agent — Investor B	2,758
Transfer agent — Investor C	62,668
Transfer agent — Class R	7,234
Accounting services	79,053
Professional	57,655
Registration	35,740
Custodian	33,600
Printing	16,555
Officer and Trustees	10,383
Miscellaneous	18,484

Total expenses	3,527,472
Less fees waived by the Manager	(3,278)
Less transfer agent fees waived and/or reimbursed — class specific	(1,962)

Total expenses after fees waived	3,522,232

Net investment income	980,437

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	24,502,307
Foreign currency transactions	(371,163)

24,131,144

Net change in unrealized appreciation (depreciation) on:
Investments	(6,048,626)
Foreign currency translations	33,630

(6,014,996)

Net realized and unrealized gain	18,116,148

Net Increase in Net Assets Resulting from Operations	$19,096,585

See Notes to Financial Statements.

BLACKROCK LONG-HORIZON EQUITY FUND	APRIL 30, 2015	13

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets:	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31, 2014

Operations
Net investment income	$980,437	$5,115,455
Net realized gain	24,131,144	76,663,791
Net change in unrealized appreciation (depreciation)	(6,014,996)	(29,424,579)

Net increase in net assets resulting from operations	19,096,585	52,354,667

Distributions to Shareholders From[1]
Net investment income:
Institutional	(1,007,870)	(1,657,076)
Investor A	(3,219,989)	(3,293,478)
Investor C	(381,537)	(75,281)
Class R	(17,144)	(12,578)
Net realized gain:
Institutional	(11,862,920)	(2,983,805)
Investor A	(46,410,117)	(8,032,408)
Investor B	(291,196)	(75,966)
Investor C	(17,262,600)	(3,059,226)
Class R	(499,860)	(112,847)

Decrease in net assets resulting from distributions to shareholders	(80,953,233)	(19,302,665)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	24,049,027	(121,293,230)

Net Assets
Total decrease in net assets	(37,807,621)	(88,241,228)
Beginning of period	542,434,658	630,675,886

End of period	$504,627,037	$542,434,658

Undistributed net investment income, end of period	$984,249	$4,630,352

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

14	BLACKROCK LONG-HORIZON EQUITY FUND	APRIL 30, 2015

Financial Highlights

	Institutional
	Six Months Ended April 30, 2015 (Unaudited)		Year Ended October 31,
			2014	2013[1]	2012[1]	2011[1]		2010[1]

Per Share Operating Performance
Net asset value, beginning of period	$15.27		$14.48	$12.43	$11.98	$11.93		$10.52

Net investment income[2]	0.05		0.19	0.15	0.14	0.15		0.12
Net realized and unrealized gain	0.43		1.11	2.56	0.64	0.02	[3]	1.44 [3]

Net increase from investment operations	0.48		1.30	2.71	0.78	0.17		1.56

Distributions from:[4]
Net investment income	(0.19)		(0.18)	(0.37)	(0.33)	(0.12)		(0.15)
Net realized gain	(2.19)		(0.33)	(0.29)	—	—		—

Total distributions	(2.38)		(0.51)	(0.66)	(0.33)	(0.12)		(0.15)

Net asset value, end of period	$13.37		$15.27	$14.48	$12.43	$11.98		$11.93

Total Return[5]
Based on net asset value	4.16%	[6]	9.36%	22.71%	6.93%	1.41%		14.92%

Ratios to Average Net Assets
Total expenses	0.97%	[7]	0.95%	0.98%	1.01%	1.00%		1.01%

Total expenses after fees waived and/or reimbursed	0.97%	[7]	0.95%	0.98%	1.00%	1.00%		1.01%

Total expenses after fees waived and/or reimbursed, excluding reorganization expenses and dividend expense	0.97%	[7]	0.95%	0.98%	1.00%	1.00%	[8]	1.01%

Net investment income	0.79%	[7]	1.31%	1.12%	1.17%	1.19%		1.09%

Supplemental Data
Net assets, end of period (000)	$77,100		$83,466	$130,942	$138,976	$319,863		$293,944

Portfolio turnover rate	38%		45%	11%	112%	37%		32%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Includes redemption fees, which are less than $0.005 per share.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Annualized.

[8]	Excludes stock loan fees, which had no impact to the ratio.

See Notes to Financial Statements.

BLACKROCK LONG-HORIZON EQUITY FUND	APRIL 30, 2015	15

Financial Highlights (continued)

	Investor A
	Six Months Ended April 30, 2015 (Unaudited)		Year Ended October 31,
			2014	2013[1]	2012[1]	2011[1]		2010[1]

Per Share Operating Performance
Net asset value, beginning of period	$15.23		$14.43	$12.40	$11.95	$11.90		$10.50

Net investment income[2]	0.03		0.14	0.11	0.12	0.11		0.09
Net realized and unrealized gain	0.42		1.13	2.55	0.63	0.03	[3]	1.43 [3]

Net increase from investment operations	0.45		1.27	2.66	0.75	0.14		1.52

Distributions from:[4]
Net investment income	(0.15)		(0.14)	(0.34)	(0.30)	(0.09)		(0.12)
Net realized gain	(2.19)		(0.33)	(0.29)	—	—		—

Total distributions	(2.34)		(0.47)	(0.63)	(0.30)	(0.09)		(0.12)

Net asset value, end of period	$13.34		$15.23	$14.43	$12.40	$11.95		$11.90

Total Return[5]
Based on net asset value	3.98%	[6]	9.09%	22.32%	6.62%	1.14%		14.57%

Ratios to Average Net Assets
Total expenses	1.24%	[7]	1.22%	1.27%	1.28%	1.26%		1.28%

Total expenses after fees waived and/or reimbursed	1.24%	[7]	1.22%	1.27%	1.28%	1.26%		1.28%

Total expenses after fees waived and/or reimbursed, excluding reorganization expenses and dividend expense	1.24%	[7]	1.22%	1.27%	1.28%	1.26%	[8]	1.27%

Net investment income	0.52%	[7]	0.96%	0.82%	1.04%	0.91%		0.82%

Supplemental Data
Net assets, end of period (000)	$309,468		$330,524	$354,562	$353,237	$381,311		$411,573

Portfolio turnover rate	38%		45%	11%	112%	37%		32%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Includes a redemption fees, which are less than $0.005 per share.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Annualized.

[8]	Excludes stock loan fees, which had no impact to the ratio.

See Notes to Financial Statements.

16	BLACKROCK LONG-HORIZON EQUITY FUND	APRIL 30, 2015

Financial Highlights (continued)

	Investor B
	Six Months Ended April 30, 2015 (Unaudited)		Year Ended October 31,
			2014	2013[1]	2012[1]	2011[1]		2010[1]

Per Share Operating Performance
Net asset value, beginning of period	$15.37		$14.43	$12.39	$11.90	$11.86		$10.45

Net investment income (loss)[2]	(0.03)		0.02	0.00 [3]	0.02	(0.06)		(0.00)[4]
Net realized and unrealized gain	0.43		1.14	2.55	0.64	0.10	[5]	1.43 [5]

Net increase from investment operations	0.40		1.16	2.55	0.66	0.04		1.43

Distributions from:[6]
Net investment income	—		—	(0.22)	(0.17)	—		(0.02)
Net realized gain	(2.12)		(0.22)	(0.29)	—	—		—

Total distributions	(2.12)		(0.22)	(0.51)	(0.17)	—		(0.02)

Net asset value, end of period	$13.65		$15.37	$14.43	$12.39	$11.90		$11.86

Total Return[7]
Based on net asset value	3.49%	[8]	8.13%	21.26%	5.76%	0.34%		13.66%

Ratios to Average Net Assets
Total expenses	2.20%	[9]	2.14%	2.11%	2.12%	2.08%		2.11%

Total expenses after fees waived and/or reimbursed	2.20%	[9]	2.13%	2.11%	2.12%	2.08%		2.11%

Total expenses after fees waived and/or reimbursed, excluding reorganization expenses and dividend expense	2.20%	[9]	2.13%	2.11%	2.12%	2.08%	[10]	2.10%

Net investment income (loss)	(0.49)%	[9]	0.13%	0.01%	0.18%	(0.50)%		(0.01)%

Supplemental Data
Net assets, end of period (000)	$1,440		$2,388	$6,200	$8,868	$13,819		$18,321

Portfolio turnover rate	38%		45%	11%	112%	37%		32%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Amount is less than $0.005 per share.

[4]	Amount is greater than $(0.005) per share.

[5]	Includes a redemption fee, which is less than $0.005 per share.

[6]	Distributions for annual periods determined in accordance with federal income tax regulations.

[7]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[8]	Aggregate total return.

[9]	Annualized.

[10]	Excludes stock loan fees, which had no impact to the ratio.

See Notes to Financial Statements.

BLACKROCK LONG-HORIZON EQUITY FUND	APRIL 30, 2015	17

Financial Highlights (continued)

	Investor C
	Six Months Ended April 30, 2015 (Unaudited)	Year Ended October 31,
		2014	2013[1]	2012[1]	2011[1]		2010[1]

Per Share Operating Performance
Net asset value, beginning of period	$15.14	$14.33	$12.32	$11.85	$11.81		$10.42

Net investment income (loss)[2]	(0.02)	0.03	0.01	0.03	0.02		0.01
Net realized and unrealized gain	0.43	1.12	2.53	0.64	0.02	[3]	1.42 [3]

Net increase from investment operations	0.41	1.15	2.54	0.67	0.04		1.43

Distributions from:[4]
Net investment income	(0.05)	(0.01)	(0.24)	(0.20)	—		(0.04)
Net realized gain	(2.19)	(0.33)	(0.29)	—	—		—

Total distributions	(2.24)	(0.34)	(0.53)	(0.20)	—		(0.04)

Net asset value, end of period	$13.31	$15.14	$14.33	$12.32	$11.85		$11.81

Total Return[5]
Based on net asset value	3.63% [6]	8.23%	21.36%	5.85%	0.34%		13.75%

Ratios to Average Net Assets
Total expenses	2.01% [7]	1.99%	2.04%	2.05%	2.02%		2.04%

Total expenses after fees waived and/or reimbursed	2.01% [7]	1.99%	2.03%	2.05%	2.02%		2.04%

Total expenses after fees waived and/or reimbursed, excluding reorganization expenses and dividend expense	2.01% [7]	1.99%	2.03%	2.05%	2.02%	[8]	2.04%

Net investment income (loss)	(0.25)%[7]	0.19%	0.05%	0.26%	0.13%		0.06%

Supplemental Data
Net assets, end of period (000)	$113,037	$122,305	$134,124	$133,374	$165,823		$182,756

Portfolio turnover rate	38%	45%	11%	112%	37%		32%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Includes a redemption fee, which is less than $0.005 per share.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Annualized.

[8]	Excludes stock loan fees, which had no impact to the ratio.

See Notes to Financial Statements.

18	BLACKROCK LONG-HORIZON EQUITY FUND	APRIL 30, 2015

Financial Highlights (concluded)

	Class R
	Six Months Ended April 30, 2015 (Unaudited)		Year Ended October 31,
			2014	2013[1]	2012[1]	2011[1]		2010[1]

Per Share Operating Performance
Net asset value, beginning of period	$15.21		$14.38	$12.36	$11.89	$11.85		$10.46

Net investment income[2]	0.00	[3]	0.07	0.04	0.07	0.06		0.04
Net realized and unrealized gain	0.42		1.13	2.56	0.63	0.02	[4]	1.44 [4]

Net increase from investment operations	0.42		1.20	2.60	0.70	0.08		1.48

Distributions from:[5]
Net investment income	(0.07)		(0.04)	(0.29)	(0.23)	(0.04)		(0.09)
Net realized gain	(2.19)		(0.33)	(0.29)	—	—		—

Total distributions	(2.26)		(0.37)	(0.58)	(0.23)	(0.04)		(0.09)

Net asset value, end of period	$13.37		$15.21	$14.38	$12.36	$11.89		$11.85

Total Return[6]
Based on net asset value	3.75%	[7]	8.56%	21.87%	6.17%	0.68%		14.20%

Ratios to Average Net Assets
Total expenses	1.81%	[8]	1.79%	1.86%	1.82%	1.77%		1.78%

Total expenses after fees waived and/or reimbursed	1.70%	[8]	1.70%	1.69%	1.69%	1.70%		1.70%

Total expenses after fees waived and/or reimbursed, excluding reorganization expenses and dividend expense	1.70%	[8]	1.70%	1.69%	1.69%	1.70%	[9]	1.69%

Net investment income	0.05%	[8]	0.51%	0.45%	0.62%	0.48%		0.40%

Supplemental Data
Net assets, end of period (000)	$3,582		$3,751	$4,848	$6,853	$6,895		$9,072

Portfolio turnover rate	38%		45%	11%	112%	37%		32%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Amount is less than $0.005 per share.

[4]	Includes a redemption fee, which is less than $0.005 per share.

[5]	Distributions for annual periods determined in accordance with federal income tax regulations.

[6]	Where applicable, assumes the reinvestment of distributions.

[7]	Aggregate total return.

[8]	Annualized.

[9]	Excludes stock loan fees, which had no impact to the ratio.

See Notes to Financial Statements.

BLACKROCK LONG-HORIZON EQUITY FUND	APRIL 30, 2015	19

Notes to Financial Statements (Unaudited)

1. Organization:

BlackRock Long Horizon Equity Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is organized as a Delaware Statutory trust. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional Shares are sold only to certain eligible investors. Investor B Shares are only available through exchanges and distribution reinvestments by current holders and for purchase by certain employer-sponsored retirement plans. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are available only to certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional and Class R Shares	No	No		None
Investor A Shares	Yes	No	[1]	None
Investor B Shares	No	Yes		To Investor A Shares after approximately 8 years
Investor C Shares	No	Yes		None

[1]	Investor A Shares may be subject to a CDSC where no initial sales charge was paid at the time of purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

Basis of Consolidation: The accompanying consolidated statements of the Fund include the accounts of BlackRock Cayman Global Dynamic Equity Fund I, Ltd. (the “Subsidiary”), a wholly owned subsidiary of the Fund, which primarily invested in commodity-related instruments. During the year ended October 31, 2013, the Subsidiary was dissolved. The Subsidiary enabled the Fund to hold these commodity-related instruments and satisfy Regulated Investment Company (“RIC”) tax requirements. Intercompany accounts and transactions, if any, have been eliminated.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund’s investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of the Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Equity investments traded on a recognized securities exchange are valued at the official close price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Investments in open-end registered investment companies are valued at NAV each business day.

20	BLACKROCK LONG-HORIZON EQUITY FUND	APRIL 30, 2015

Notes to Financial Statements (continued)

The Fund values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the Manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Investments and be valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

BLACKROCK LONG-HORIZON EQUITY FUND	APRIL 30, 2015	21

Notes to Financial Statements (continued)

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. It is effective for financial statements with fiscal years beginning on or after December 15, 2014 and for interim periods beginning after March 15, 2015. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Zero-Coupon Bonds: The Fund may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of April 30, 2015, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

22	BLACKROCK LONG-HORIZON EQUITY FUND	APRIL 30, 2015

Notes to Financial Statements (continued)

As of April 30, 2015, the following table is a summary of the Fund’s securities lending agreements by counterparty, which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Goldman Sachs & Co.	$4,976,968	$(4,976,968)	—
UBS Securities LLC	804,118	(804,118)	—

Total	$5,781,086	$(5,781,086)	—

[1]

Collateral with a value of $5,879,300 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

4. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

The Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.80%
$1 Billion — $3 Billion	0.75%
$3 Billion — $5 Billion	0.72%
$5 Billion — $10 Billion	0.70%
Greater than $10 Billion	0.68%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by the Manager in the Statement of Operations.

The Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

For the six months ended April 30, 2015, the Fund reimbursed the Manager $2,816 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Fund entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

BLACKROCK LONG-HORIZON EQUITY FUND	APRIL 30, 2015	23

Notes to Financial Statements (continued)

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor B, Investor C and Class R shareholders.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the six months ended April 30, 2015, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	$345
Investor A	$3,040
Investor B	$19
Investor C	$968
Class R	$6

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The current expense limitation as a percentage of average daily net assets are as follows: 1.15% for Institutional; 1.43% for Investor A, 2.29% for Investor B and Investor C and 1.70% for Class R. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to March 1, 2016, unless approved by the Board, including a majority of the Independent Trustees. These amounts are shown as transfer agent fees waived and/or reimbursed — class specific in the Statement of Operations. For the six months ended April 30, 2015, the Fund waived and/or reimbursed the following amounts:

Investor B	$2
Class R	$1,960

For the six months ended April 30, 2015 affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which total $1,296.

For the six months ended April 30, 2015, affiliates received CDSCs as follows:

Investor B	$80

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement effective January 1, 2015, the Fund retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

24	BLACKROCK LONG-HORIZON EQUITY FUND	APRIL 30, 2015

Notes to Financial Statements (continued)

For the period February 1, 2014 through May 31, 2014 the Fund retained 70% (75% commencing on the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in the calendar year 2014 exceeded a specified threshold (the “Hurdle Date”) and for the remainder of that calendar year) of securities lending income, and this amount retained could never be less than 65% of the total of securities lending income plus the collateral investment expenses. For the period June 1, 2014 through December 31, 2014, the Fund retained 75% (80% commencing on the Hurdle Date and for the remainder of that calendar year) of securities lending income, and this amount retained could never be less than 65% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending — affiliated — net in the Statement of Operations. For the six months ended April 30, 2015, the Fund paid BIM $328 for securities lending agent services.

Certain officers and/or trustees of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

5. Purchases and Sales:

For the six months ended April 30, 2015, purchases and sales of investments excluding short-term securities, were $190,484,574 and $233,977,379, respectively.

6. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended October 31, 2014. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of April 30, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of April 30, 2015, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$442,800,497

Gross unrealized appreciation	$78,464,012
Gross unrealized depreciation	(10,640,917)

Net unrealized appreciation	$67,823,095

7. Bank Borrowings:

The Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2016 unless extended or renewed. Prior to November 25, 2014, the aggregate commitment amount was $1.1 billion, of which the Participating Funds, including the Fund, could borrow up to $650 million at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. Participating Funds paid administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended April 30, 2015, the Fund did not borrow under the credit agreement.

8. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response

BLACKROCK LONG-HORIZON EQUITY FUND	APRIL 30, 2015	25

Notes to Financial Statements (continued)

to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedule of Investments

The Fund invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments.

As of April 30, 2015, the Fund’s investments had the following industry classifications:

Industry	Percent of Long-Term Investments
Banks	20%
Pharmaceuticals	17
Internet Software & Services	11
Insurance	7
Media	7
Technology Hardware, Storage & Peripherals	5
Other[1]	33

[1]	All other industries held were each less than 5% of long-term investments

9. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended April 30, 2015		Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Institutional
Shares sold	540,255	$7,227,626	1,047,789	$15,444,207
Shares issued to shareholders in reinvestment of distributions	777,434	9,725,634	282,101	3,924,017
Shares redeemed	(1,014,952)	(13,504,786)	(4,908,620)	(73,349,975)

Net increase (decrease)	302,737	$3,448,474	(3,578,730)	$(53,981,751)

Investor A
Shares sold and automatic conversion of shares	228,559	$3,138,986	620,200	$9,065,748
Shares issued to shareholders in reinvestment of distributions	3,416,547	42,705,536	706,145	9,822,181
Shares redeemed	(2,150,796)	(29,221,894)	(4,192,860)	(61,843,802)

Net increase (decrease)	1,494,310	$16,622,628	(2,866,515)	$(42,955,873)

26	BLACKROCK LONG-HORIZON EQUITY FUND	APRIL 30, 2015

Notes to Financial Statements (concluded)

	Six Months Ended April 30, 2015		Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Investor B
Shares sold	506	$6,827	2,689	$39,559
Shares issued to shareholders in reinvestment of distributions	20,511	263,160	4,523	64,008
Shares redeemed and automatic conversion of shares	(70,928)	(981,349)	(281,348)	(4,147,952)

Net (decrease)	(49,911)	$(711,362)	(274,136)	$(4,044,385)

Investor C
Shares sold	59,490	$809,135	222,524	$3,243,653
Shares issued to shareholders in reinvestment of distributions	1,235,110	15,438,628	196,711	2,738,146
Shares redeemed	(879,962)	(11,776,072)	(1,701,978)	(24,952,915)

Net increase (decrease)	417,638	$4,471,691	(1,282,743)	$(18,971,116)

Class R
Shares sold	30,267	$424,117	57,291	$841,258
Shares issued to shareholders in reinvestment of distributions	40,140	503,761	8,830	123,173
Shares redeemed	(49,145)	(710,282)	(156,656)	(2,304,536)

Net increase (decrease)	21,262	$217,596	(90,535)	$(1,340,105)

Total Net Increase (Decrease)	2,183,036	$24,049,027	(8,092,659)	$(121,293,230)

10. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK LONG-HORIZON EQUITY FUND	APRIL 30, 2015	27

Officers and Trustees

Robert M. Hernandez, Chair of the Board and Trustee

Fred G. Weiss, Vice Chair of the Board and Trustee

James H. Bodurtha, Trustee

Bruce R. Bond, Trustee

Donald W. Burton, Trustee

Honorable Stuart E. Eizenstat, Trustee

Robert Fairbairn, Trustee

Kenneth A. Froot, Trustee

Henry Gabbay, Trustee

John F. O’Brien, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Roberta Cooper Ramo, Trustee

David H. Walsh, Trustee

Jennifer McGovern, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Charles Park, Chief Compliance Officer

Fernanda Piedra, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Effective December 31, 2014, Paul L. Audet and Laurence D. Fink resigned as Trustees of the Fund. Effective January 1, 2015, Robert Fairbairn and John M. Perlowski were appointed to serve as Trustees of the Fund.

Effective March 1, 2015, Charles Park resigned as Anti-Money Laundering Officer of the Fund and Fernanda Piedra became Anti-Money Laundering Compliance Officer of the Fund.

Effective as of the close of business May 13, 2015, Valerie G. Brown and Donald C. Opatrny were appointed to serve as Trustees of the Fund.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Custodian Brown Brothers Harriman & Co. Boston, MA 02109	Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Address of the Fund 100 Bellevue Parkway Wilmington, DE 19809

Sub-Advisor BlackRock International Limited Edinburgh, EH3 8BL United Kingdom	Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019

28	BLACKROCK LONG-HORIZON EQUITY FUND	APRIL 30, 2015

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit BlackRock online at http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK LONG-HORIZON EQUITY FUND	APRIL 30, 2015	29

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

30	BLACKROCK LONG-HORIZON EQUITY FUND	APRIL 30, 2015

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

LHE-4/15-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Long-Horizon Equity Fund

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Long-Horizon Equity Fund

Date:	July 1, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Long-Horizon Equity Fund

Date:	July 1, 2015

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Long-Horizon Equity Fund

Date:	July 1, 2015

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